UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 25, 2017

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Terex Corporation (the "Company") is filing this Current Report on Form 8-K (the "Form 8-K") to update the historical financial information included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 (the "2016 Form 10-K") to reflect (i) the adoption of guidance from the Financial Accounting Standards Board's Accounting Standards Update 2016 - 09, "Compensation-Stock Based Compensation (Topic 718), Improvements to Employee Share-Based Payment Accounting" with respect to the presentation of cash payments made on an employee’s behalf for withheld shares in the Company's Consolidated Statement of Cash Flows, which guidance became effective for the Company in its interim and annual reporting periods beginning January 1, 2017 and (ii) to remove Note T - "Consolidating Financial Statements" from the Notes to Consolidated Financial Statements as such statements are no longer required as a result of the retirement of the Company's 6% and 6-1/2% senior secured notes on or before April 3, 2017. This Form 8-K will permit the Company to incorporate these financial statements by reference, or otherwise, in future Securities and Exchange Commission ("SEC") filings. The information in this Form 8-K is not an amendment to the 2016 Form 10-K or a restatement of the financial statements included therein.

The following Items that were included in the 2016 Form 10-K are being adjusted retrospectively to reflect items (i) and (ii) in the prior paragraph:

•	Part II. Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Part IV. Item 15(a)(1) and (2). Financial Statements and Financial Statement Schedules

No Items in the 2016 Form 10-K other than those identified above are being updated by this filing. Information in the 2016 Form 10-K is generally stated as of December 31, 2016 and this filing does not reflect any subsequent information or events other than items (i) - (ii) in the first paragraph of this Item 8.01. Without limiting the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2016 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2017 (the “Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2016 Form 10-K, the Form 10-Q and any other documents the Company has filed with the SEC subsequent to February 24, 2017 (the “Other Documents”). The Form 10-Q and the Other Documents contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2016 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

23.1	Consent of Independent Registered Public Accounting Firm-PricewaterhouseCoopers LLP, Stamford, CT*
99.1
Updates to the Company's Annual Report on Form 10-K for the year ended December 31, 2016*
Part II. Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations Part IV. Item 15(a)(1) and (2). Financial Statements and Financial Statement Schedules

101.INS	XBRL Instance Document**
101.SCH	XBRL Taxonomy Extension Schema Document**
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document**
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document**
101.LAB	XBRL Taxonomy Extension Label Linkbase Document**
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document**

* Exhibit filed with this documents.
** Exhibit furnished with this documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2017

TEREX CORPORATION

By: /s/ John D. Sheehan
John D. Sheehan Senior Vice President and Chief Financial Officer
(Principal Accounting Officer)

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